Scudder Micro Cap Fund

Annual Report
August 31, 1997

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

SCUDDER LOGO

In Brief


o For the twelve-month period ended August 31, 1997, Scudder Micro Cap Fund provided a total return of 39.10%, exceeding the 31.37% average total return of micro-cap funds according to Lipper Analytical Services, Inc. for the same period.


o While large-cap stocks led the equity markets for most of the twelve months, micro-cap stocks narrowed the gap towards the end of the period, as market sentiment shifted in favor of smaller-cap stocks.


o In keeping with a plan in place since the Fund's inception, Scudder Micro Cap Fund closed to new individual investors on September 22, 1997. Existing shareholders and participants in qualified retirement plans may continue to make additional investments.




                                Table of Contents

   3   Letter from the Fund's President
   4   Performance Update
   5   Portfolio Summary
   6   Portfolio Management Discussion
   9   Glossary of Investment Terms
  10   Investment Portfolio
  22   Financial Statements
  25   Financial Highlights
  26   Notes to Financial Statements
  29   Report of Independent Accountants
  32   Officers and Trustees
  33   Investment Products and Services
  34   Scudder Solutions


                            2-SCUDDER MICRO CAP FUND

                                     Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the annual report for Scudder Micro Cap Fund for the twelve-month period ended August 31, 1997.

     The Fund's first complete fiscal year provided shareholders with strong returns that exceeded the performance of our benchmarks and other micro-cap funds. Small- and micro-cap stock performance began to accelerate towards the end of the period, a shift in sentiment supported by questions about the sustainability of sales and earnings growth rates at some large companies, and the relatively attractive valuations of many smaller-cap issues, especially micro-cap stocks. In this environment, our disciplined approach to investing in America's smallest public companies has been particularly rewarding to Fund shareholders. A complete discussion of your Fund's activities begins on page 6.

     Many of you are to thank for the growth and success of Scudder Micro Cap Fund during its first year of operations. This has resulted in the Fund surpassing $100 million in total assets, a point at which we planned to close the Fund to new individual investors. In keeping with this plan, which has been in place since the Fund's commencement of operations on August 12, 1996, the Fund closed to new individual investors, effective September 22, 1997. However, existing shareholders and participants in qualified retirement plans may continue to make additional investments.

     We believe closing the Fund to new investors should make managing the Fund's portfolio easier at this time and preserve the Fund's ability to stay focused on America's smallest companies. The Fund's Trustees may decide to reopen the Fund at some point in the future based on market conditions and other factors.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 35.

     Thank you for your investment in Scudder Micro Cap Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Micro Cap Fund

                           3 - SCUDDER MICRO CAP FUND

                    Performance Update as of August 31, 1997

----------------------------------------
Fund Index Comparisons
----------------------------------------
                     Total Return
----------------------------------------
Period     Growth
Ended        of                Average
8/31/97   $10,000  Cumulative  Annual
----------------------------------------
Scudder Micro Cap Fund
Ticker Symbol:  SCMCX
----------------------------------------
1 Year    $13,910    39.10%     39.10%
Life of
Fund**    $13,991    39.91%     37.84%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $12,895    28.95%     28.95%
Life of
Fund**    $13,163    31.63%     29.85%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $14,064    40.64%     40.64%
Life of
Fund**    $13,870    38.70%     36.47%


----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Micro Cap Fund
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,414
2/97           $11,355
5/97           $11,762
8/97           $13,910

Russell 2000 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,652
2/97           $10,880
5/97           $11,552
8/97           $12,896

S&P 500 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $11,675
2/97           $12,254
5/97           $13,210
8/97           $14,066

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.
The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

* The Fund commenced operations on August 12, 1996. The graphed Index comparison begins August 31, 1996.

----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                         Yearly periods ended August 31

                                            1996**       1997
--------------------------------------------------------------------------------
Net Asset Value                            $12.07       $16.77
--------------------------------------------------------------------------------
Income Dividends                           $   --       $  .02
--------------------------------------------------------------------------------
Fund Total Return (%)                         .58        39.10
--------------------------------------------------------------------------------
Russell 2000 Index Total Return (%)          2.08        28.95
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

** The Fund commenced operations on August 12, 1996.

                           4 - SCUDDER MICRO CAP FUND

                    Portfolio Summary as of August 31, 1997

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the below table.

Common Stocks                        92%
Cash Equivalents                      8%
----------------------------------------
                                    100%
----------------------------------------

Cash abnormally high due to strong fund
subscriptions.


----------------------------------------
Sectors/Largest Holdings
(Excludes 8% Cash Equivs.)
----------------------------------------

1. Financial (22%)
   MSB Bancorp, Inc.
   Savings bank holding company

2. Manufacturing (13%)
   Badger Meter, Inc.
   Manufacturer of water meters and
   other flow measurement and control
   devices

3. Consumer Discretionary (13%)
   Fred's, Inc "A"
   General merchandise discount store chain

4. Technology (8%)
   IEC Electronics Corp.
   Manufacturer complex printed circuit
   boards

5. Service Industries (7%)
   URS Corp.
   Infrastructure projects including
   transportation, pollution control,
   water resources; hazardous waste
   management

6. Consumer Staples (6%)
   Hain Food Group, Inc..
   Provider of specialty food products

7. Durables (5%)
   Ducommun, Inc.
   Manufacturer of components and
   sub-assemblies for aerospace and
   wireless telecommunications industries

8. Construction (4%)
   Engle Homes, Inc.
   Design and construction of single
   family homes, townhouses and
   condominiums

9. Health (4%)
   National Patent Development Corp.
   Manufacturer and distributor of
   medical health care and consumer
   products

10.Energy (3%)
   NS Group, Inc.
   Producer of tubular and bar steel,
   carbon and alloy products


----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------

                                                           Fund as
                                               Micro Cap     % of
Median Values                         Fund     Universe    Universe
----------------------------------------------------------------------
Market Capitalization ($ millions)     56           55        102%
Price/Earnings                       16.4         33.6         49%
Sales Growth (5 year)                14.5         14.2        102%
Return On Equity (3 year)            10.7          6.4        167%


Reflecting the Fund's emphasis on stocks with very small market capitalizations, the portfolio's average market-cap is less than one quarter of the overall small-cap market.



For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5 - SCUDDER MICRO CAP FUND

                         Portfolio Management Discussion

In the following interview, James M. Eysenbach and Philip S. Fortuna, portfolio managers of Scudder Micro Cap Fund, discuss the Fund's strategy and market environment during the fiscal period.

Q: How did the Fund perform?

A: The Fund provided a total return of 39.10% for the trailing twelve-month period ended August 31, 1997, exceeding the 29.15% return of micro-cap stocks as measured by the DFA U.S. 9-10 Index Fund and the 31.37% median return of micro-cap funds as reported by Lipper Analytical Services, Inc. for the same period. This performance reflects an increase in net asset value from $12.07 to $16.77, and an income distribution of $0.02 per share.

Q: How do you view this performance?

A: We are pleased the Fund has gotten off to a good start. The Fund's disciplined approach to uncovering undervalued opportunities among micro-cap stocks has been particularly rewarding during the first full fiscal year. Large-cap stocks have dominated market returns over most of the year. However, towards the end of the twelve-month period, we began to see a change as micro-cap performance accelerated, bringing the Fund's returns nearly in line with large-cap stocks. Meanwhile, the Fund's volatility has been among the lowest of any fund in the micro-cap category. Of course, one year is a relatively short investment horizon; we would suggest a minimum of five years for evaluating the performance of any micro-cap stock fund.

Q: What do you invest in?

A: We seek long-term growth of capital by investing primarily in America's smallest publicly-traded stocks, otherwise known as micro-cap stocks. These stocks typically have market capitalizations (market-caps) of $180 million or less at the time of purchase. To give you an idea of their size relative to other stocks: computer maker Intel has a market-cap of $152 billion, the S&P 500 has a median market-cap of $6 billion and the Russell 2000, a small-cap index, has a median market-cap of $461 million. These compare to the Fund's median market-cap of only $56 million. A company's market-cap is determined by multiplying its stock price times the number of shares outstanding.

Q: How else are micro-cap stocks different from large-cap stocks?

A: Micro-cap companies tend to have higher business risks than more established companies, such as untested management, less diversified product lines, and limited financial resources. As a result, these companies are often avoided and not widely followed by investors. We believe this creates opportunities for investors who understand and can manage these risks. One of the ways we attempt to control these risks is by holding more than 250 micro-cap issues in the portfolio. We also closely monitor the Fund's overall risk profile and attempt to keep volatility below that of the overall universe of micro-cap stocks.

Q: Smaller-cap issues have a reputation of being more volatile than large-cap issues. How did the Fund measure up during the period?

A: The Fund displayed lower volatility, whether measured against the micro-cap universe (the DFA U.S. 9-10 Index Fund) or the large-cap S&P 500 Index. The Fund's overall volatility, as measured by the standard deviation of returns over

                           6 - SCUDDER MICRO CAP FUND
the twelve-month period, has been about 20-30% less than that of micro-cap stocks and the S&P 500.

Q: What makes micro-cap stocks attractive to investors?

A: We believe this segment contains many opportunities for capital appreciation and diversification. Because micro-cap stocks are among the smallest issues, they are often overlooked by many analysts and investors. More than 7,000 U.S. companies are traded on leading national stock exchanges, but most equity mutual funds invest primarily in the 3,000 largest companies. By contrast, Scudder Micro Cap Fund's investment universe is comprised of the smallest domestic issues, totaling about 4,000 stocks. Historically, these micro-cap stocks have provided higher average returns than larger-cap stocks.

Q: What is your investment strategy?

A: In pursuing capital appreciation from micro-cap stocks, we utilize a disciplined, quantitative approach. We seek to add value through quantitative stock analysis, portfolio construction and efficient trading. We do not attempt to add value through market timing, either by moving between stocks and cash or among various segments of the equity markets. Instead, we attempt to keep the Fund essentially fully invested in U.S. micro-cap stocks. This approach is consistently applied and does not change significantly from one reporting period to the next.

                           7 - SCUDDER MICRO CAP FUND

Q:  How do you select stocks for the portfolio?

A: Our highly systematic approach starts with collecting extensive financial information on thousands of individual companies. Using a proprietary investment model, we analyze valuations, growth rates, price momentum, and risk characteristics in a consistent, objective way. We compare each stock to a broad universe of micro-cap companies and rank it based on relative attractiveness. Next, there is the highly complex decision of determining which combination of stocks to hold and how much to weight them in the portfolio. We employ the assistance of a computer model to assess the many possibilities and identify the portfolio with the highest potential return for a given level of risk. Finally, we work with our traders to determine the most efficient means of executing our purchase and sale decisions. This is a critical step because the typical bid/ask spread (the difference between the current buying and selling price of a security) for micro-caps averages 4-5% of the stock price.

Q:  What is your outlook for micro-cap stocks?

A: We believe micro-cap stocks have an important place in the portfolios of many long-term investors. Valuations are compelling versus large-cap stocks, and micro-cap stocks can provide meaningful diversification in an investor's portfolio. While a repeat of the Fund's 39% first-year return is probably unrealistic, sales and earnings have become harder to sustain at some large companies. We believe selected micro-cap stocks should continue to provide attractive returns to investors who understand the risks and have sufficiently long-term investment horizons of at least five years.

                             Scudder Micro Cap Fund:
                          A Team Approach to Investing


Scudder Micro Cap Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

James M. Eysenbach joined Scudder in 1991 as a senior quantitative analyst, served as director of quantitative services from 1993 to 1997 and is currently managing portfolios full-time. Mr. Eysenbach has more than 10 years investment management experience, specializing in quantitative research, analysis and portfolio management. Philip S. Fortuna joined Scudder in 1986 as a manager of institutional equity accounts, and has served as director of quantitative services and director of investment operations. He has also been involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna is currently director of Scudder's quantitative group.



                             8 - SCUDDER MICRO CAP

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH                  Analysis of companies based on
                                       the projected impact of management,
                                       products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                          Stock of a company that has
                                       displayed above average earnings growth
                                       and is expected to continue to increase
                                       profits rapidly going forward.

 LIQUIDITY                             A stock that is liquid has enough shares
                                       outstanding and a substantial enough
                                       market capitalization to allow large
                                       purchases and sales to occur without
                                       causing a significant change in its
                                       market price.

 MARKET CAPITALIZATION                 The value of a company's
                                       outstanding shares of common stock,
                                       determined by the number of shares
                                       outstanding multiplied by the share price
                                       (Shares x Price = Market Capitalization).
                                       The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general,
                                       "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 OVER/UNDER  WEIGHTING                 Refers to the allocation of
                                       assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the Russell
                                       2000) or an investment universe.

 PRICE-EARNINGS RATIO (P/E)            A widely used gauge of a stock's
 (also "earnings multiple")            valuation that indicates what investors
                                       are  paying for a company's earnings on
                                       a per share basis. A higher "earnings
                                       multiple" indicates a higher expected
                                       growth rate and the potential for greater price fluctuations.

 STANDARD DEVIATION                    A statistical measure of the
                                       degree to which an individual value tends to vary from the mean of the distribution. Frequently used in portfolio management to determine the range of possible future performances based on the past performance of a security.

 VALUE STOCK                           A stock that does not fully reflect
                                       the company's intrinsic value, as
                                       indicated by price-earnings ratio,
                                       price-book value ratio, dividend yield,
                                       or some other valuation measure, relative to its industry or the market overall.
                                       Value stocks tend to display less price
                                       volatility and may carry higher dividend yields.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                           9 - SCUDDER MICRO CAP FUND

                   Investment Portfolio as of August 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 8/29/97 at 5.53%, to be
  repurchased at $3,432,108 on 9/2/97, collateralized by a $3,409,000 U.S. Treasury                                 ----------
  Bond, 6.375%, 7/15/99 (Cost $3,430,000) ...............................................      3,430,000             3,430,000
                                                                                                                    ----------

Short-Term Notes 4.3%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    ----------
Federal Home Loan Mortgage Corp. Discount Note, 9/2/97 (Cost $3,999,389) ................      4,000,000             3,999,389
                                                                                                                    ----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 92.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 12.8%
Apparel & Shoes 1.1%
Cache, Inc.* ............................................................................         85,400               277,550
Hyde Athletic Industries, Inc. "B"* .....................................................         44,600               195,125
Michael Anthony Jewelers, Inc.* .........................................................         94,500               283,500
Pubco Corp.* ............................................................................         28,100               302,075
                                                                                                                    ----------
                                                                                                                     1,058,250
                                                                                                                    ----------
Department & Chain Stores 1.5%
Drug Emporium, Inc.* ....................................................................         68,300               307,350
Duckwall-ALCO Stores, Inc.* .............................................................         31,000               422,375
Fred's, Inc. "A" ........................................................................         26,300               522,713
Rose's Holdings, Inc.* ..................................................................        142,900               192,022
                                                                                                                    ----------
                                                                                                                     1,444,460
                                                                                                                    ----------
Home Furnishings 1.2%
Ameriwood Industries International Corp.* ...............................................         34,000               191,250
Baldwin Piano & Organ Co.* ..............................................................         20,100               298,988
National Picture & Frame Co.* ...........................................................         17,000               183,813
Seaman Furniture Co.* ...................................................................         17,490               421,946
                                                                                                                    ----------
                                                                                                                     1,095,997
                                                                                                                    ----------
Hotels & Casinos 1.0%
Amerihost Properties, Inc.* .............................................................         24,200               151,250
International Thoroughbred Breeders, Inc.* ..............................................         56,300               225,200
Sonesta International Hotels Corp. "A" ..................................................         24,200               229,900
Supertel Hospitality, Inc.* .............................................................         27,100               271,000
                                                                                                                    ----------
                                                                                                                       877,350
                                                                                                                    ----------
Recreational Products 2.5%
Allen Organ Co. "B" .....................................................................         12,600               492,975
Datamarine International, Inc.* .........................................................         20,000               100,000

    The accompanying notes are an integral part of the financial statements.


                          10 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Equity Marketing, Inc.* .................................................................         13,200               313,500
Escalade, Inc.* .........................................................................         20,900               201,163
Fountain Powerboat Industries, Inc.* ....................................................         22,300               331,713
Holiday RV Superstores, Inc.* ...........................................................        123,700               212,609
Marker International* ...................................................................         25,000               106,250
Polk Audio, Inc.* .......................................................................         34,100               306,900
Rexhall Industries, Inc.* ...............................................................         45,120               242,520
                                                                                                                    ----------
                                                                                                                     2,307,630
                                                                                                                    ----------
Restaurants 2.1%
Benihana, Inc. "A"* .....................................................................         30,400               361,000
DenAmerica Corp.* .......................................................................        125,800               283,050
Garden Fresh Restaurant Corp.* ..........................................................         39,000               477,750
Max & Erma's Restaurants, Inc.* .........................................................         61,700               401,050
Skyline Chili, Inc. .....................................................................         41,100               262,013
Timber Lodge Steakhouse, Inc.*                                                                    33,100               153,088
                                                                                                                    ----------
                                                                                                                     1,937,951
                                                                                                                    ----------
Specialty Retail 3.4%
Amplicon, Inc. ..........................................................................         15,600               413,400
Bell Microproducts, Inc.* ...............................................................         38,100               347,663
Brookstone, Inc.* .......................................................................         29,900               302,738
D.I.Y. Home Warehouse, Inc.* ............................................................        112,900               352,813
Natural Wonders, Inc.* ..................................................................         46,700               192,638
Perfumania, Inc.* .......................................................................         81,200               218,225
Rent-Way, Inc.* .........................................................................         24,900               451,313
S & K Famous Brands, Inc.* ..............................................................         25,600               352,000
Southern Electronics Corp.* .............................................................         14,000               211,750
Transnet Corp.* .........................................................................         73,000               260,063
                                                                                                                    ----------
                                                                                                                     3,102,603
                                                                                                                    ----------
Consumer Staples 6.2%
Consumer Electronic & Photographic Products 0.7%
Cobra Electronics Corp.* ................................................................         84,300               611,175
                                                                                                                    ----------
Food & Beverage 3.6%
Chock Full O'Nuts Corp.* ................................................................         77,800               539,738
Foodarama Supermarkets, Inc.* ...........................................................         14,100               240,581
Hain Food Group, Inc.* ..................................................................         63,500               650,875
J & J Snack Foods Corp.* ................................................................         22,300               345,650

    The accompanying notes are an integral part of the financial statements.


                          11 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Schultz Sav-O Stores, Inc. ..............................................................         21,100               514,313
Seaway Food Town, Inc. ..................................................................         17,800               356,000
Suprema Specialties, Inc.* ..............................................................         85,000               276,250
Village Super Market, Inc. "A"* .........................................................         23,400               204,750
Westbrae Natural, Inc.* .................................................................         48,300               156,975
                                                                                                                    ----------
                                                                                                                     3,285,132
                                                                                                                    ----------
Package Goods/Cosmetics 0.7%
Allou Health & Beauty, Inc. "A"* ........................................................         33,800               259,838
BeautiControl Cosmetics, Inc. ...........................................................         13,900               125,100
Nutramax Products, Inc.* ................................................................         19,800               267,300
                                                                                                                    ----------
                                                                                                                       652,238
                                                                                                                    ----------
Textiles 1.2%
Dyersburg Corp. .........................................................................         49,100               540,100
Premiumwear, Inc. .......................................................................         51,300               221,231
Worldtex, Inc.* .........................................................................         49,000               315,406
                                                                                                                    ----------
                                                                                                                     1,076,737
                                                                                                                    ----------
Health 4.1%
Biotechnology 0.2%
Synbiotics Corp.* .......................................................................         59,400               211,613
                                                                                                                    ----------
Health Industry Services 0.9%
Caretenders Healthcorp* .................................................................         36,300               281,325
Healthcare Services Group, Inc.* ........................................................         29,400               398,738
Staff Buildings, Inc. "A"* ..............................................................         67,200               189,000
                                                                                                                    ----------
                                                                                                                       869,063
                                                                                                                    ----------
Hospital Management 0.2%
National Home Health Care Corp.* ........................................................         40,442               212,321
                                                                                                                    ----------
Medical Supply & Specialty 2.8%
Akorn, Inc.* ............................................................................         62,600               158,456
Gamma Biologicals, Inc. .................................................................         73,900               341,788
Moore Medical Corp.* ....................................................................         22,200               244,200
National Patent Development Corp.* ......................................................         52,220               580,948
Osteotech, Inc.* ........................................................................         14,800               271,950
Polymedica Industries, Inc. .............................................................         22,200               266,400
Superior Surgical Manufacturing Co., Inc. ...............................................         30,100               462,788
Trans Leasing International, Inc. .......................................................         30,000               273,750
                                                                                                                    ----------
                                                                                                                     2,600,280
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                          12 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Communications 0.2%
Telephone/Communications
Hector Communications Corp. .............................................................         20,600               164,800
                                                                                                                    ----------
Financial 21.7%
Banks 16.9%
Andover Bancorp, Inc. ...................................................................         13,600               414,800
CENFED Financial Corp. ..................................................................          4,950               163,350
CFX Corp. ...............................................................................         10,420               211,005
Centennial Bancorp* .....................................................................          8,283               199,827
CoBancorp, Inc. .........................................................................         12,500               340,625
Coastal Bancorp, Inc. ...................................................................          9,800               289,100
Columbia Banking System, Inc.* ..........................................................         11,760               280,770
Community Bankshares, Inc. ..............................................................          7,000               293,125
Eagle Financial Corp. ...................................................................         23,212               789,208
FNB Rochester Corp.* ....................................................................         19,000               313,500
Fed One Bancorp .........................................................................         11,100               222,000
First Citizens Corp.* ...................................................................          3,500               112,000
First Essex Bancorp .....................................................................         15,800               264,650
First Georgia Holding, Inc. .............................................................         10,000                77,500
First Mutual Savings Bank ...............................................................         16,340               343,140
First Oak Brook Bancshares, Inc. "A"* ...................................................         10,300               319,300
First Republic Bancorp, Inc.* ...........................................................         13,100               309,488
FirstFederal Financial Services Corp. ...................................................          6,000               246,000
Foothill Independent Bancorp ............................................................         25,110               360,956
Granite State Bankshares, Inc. ..........................................................         22,650               458,663
HMN Financial, Inc.* ....................................................................         13,300               325,850
Haven Bancorp, Inc. .....................................................................          6,100               231,038
Hingham Institution for Savings .........................................................         14,600               354,050
Hudson Chartered Bancorp, Inc.* .........................................................          8,250               236,156
Lawrence Savings Bank* ..................................................................         34,400               391,300
MSB Bancorp, Inc. .......................................................................         34,800               809,100
Medford Savings Bank ....................................................................         11,800               371,700
Merchants Bancorp, Inc. .................................................................          8,700               391,500
Mid Continent Bancshares, Inc. ..........................................................          8,300               246,925
Mutual Savings Bank F.S.B.* .............................................................         24,600               258,300
New Milford Bank & Trust Co. ............................................................         17,100               273,600

    The accompanying notes are an integral part of the financial statements.


                          13 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Northrim Bank ...........................................................................         36,385               400,235
Parkvale Financial Corp. ................................................................         15,550               454,838
People's Bancshares, Inc. ...............................................................         14,400               241,200
PonceBank ...............................................................................          8,000               167,500
Progress Financial Corp. ................................................................         12,285               181,204
Provident Bankshares Corp. ..............................................................          4,599               206,955
SJNB Financial Corp. ....................................................................         11,000               292,875
Second Bancorp, Inc. ....................................................................         11,600               243,600
Skaneateles Bancorp, Inc. ...............................................................         16,400               373,100
Southwest Bancorp, Inc. .................................................................          5,500               115,500
State Financial Services Corp. "A" ......................................................         24,440               525,460
Sterling Bancorp ........................................................................         22,700               436,975
Sterling Bancshares, Inc. ...............................................................         11,000               198,000
Surety Capital Corp.* ...................................................................         62,400               343,200
The Bank of Southington .................................................................          9,100               182,000
Tolland Bank ............................................................................         17,866               305,955
Warren Bancorp, Inc. ....................................................................         18,000               315,000
Washington Savings Bank, F.S.B. .........................................................         27,500               185,625
West Coast Bancorp ......................................................................         18,475               484,969
                                                                                                                    ----------
                                                                                                                    15,552,717
                                                                                                                    ----------
Insurance 2.5%
ACCEL International Corp.* ..............................................................         74,100               259,350
Amwest Insurance Group, Inc. ............................................................         10,900               171,675
Cotton States Life Insurance ............................................................         29,150               433,606
Investors Title Co. .....................................................................         18,300               320,250
Penn-America Group, Inc. ................................................................         21,050               384,163
Siebels Bruce Group, Inc.* ..............................................................         35,800               281,925
Southern Security Life Insurance Co.* ...................................................         11,500                90,563
Standard Management Corp.* ..............................................................         44,800               338,800
                                                                                                                    ----------
                                                                                                                     2,280,332
                                                                                                                    ----------
Business Finance 0.5%
Advest Group, Inc. ......................................................................         19,000               432,250
                                                                                                                    ----------
Other Financial Companies 0.4%
First Cash, Inc.* .......................................................................         48,900               336,188
                                                                                                                    ----------
Real Estate 1.4%
AMREP Corp.* ............................................................................         56,400               274,950

    The accompanying notes are an integral part of the financial statements.


                          14 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.* ........................................................         32,300               181,688
Grubb & Ellis Co.* ......................................................................         37,300               550,175
New Mexico & Arizona Land Co.* ..........................................................         15,950               267,163
                                                                                                                    ----------
                                                                                                                     1,273,976
                                                                                                                    ----------
Media 0.4%
Broadcasting & Entertainment
Vaughn Communications, Inc. .............................................................         43,700               327,750
                                                                                                                    ----------
Service Industries 7.1%
Environmental Services 1.6%
GZA GeoEnvironmental Technologies, Inc.* ................................................         83,800               309,013
Scope Industries, Inc. ..................................................................          6,700               366,825
URS Corp.* ..............................................................................         32,400               520,425
Versar, Inc.* ...........................................................................         62,300               241,413
                                                                                                                    ----------
                                                                                                                     1,437,676
                                                                                                                    ----------
Investment 1.1%
H.D. Vest, Inc.* ........................................................................         36,900               184,500
Kinnard Investment, Inc.* ...............................................................         55,200               320,850
M.H. Meyerson & Co, Inc. ................................................................         37,400               211,544
Scott & Stringfellow Financial, Inc. ....................................................         14,450               335,963
                                                                                                                    ----------
                                                                                                                     1,052,857
                                                                                                                    ----------
Miscellaneous Commercial Services 3.4%
American Physicians Service Group, Inc.* ................................................         23,600               165,200
Automobile Protection Corp.* ............................................................         81,300               396,338
Business Resource Group* ................................................................         61,400               260,950
Failure Group, Inc.* ....................................................................         37,500               271,875
General Employment Enterprises, Inc. ....................................................         30,170               486,491
Halifax Corp. ...........................................................................         27,150               285,075
Joule, Inc.* ............................................................................         37,200               162,750
LCS Industries, Inc. ....................................................................         19,300               308,800
RCM Technologies, Inc. ..................................................................         31,400               423,900
Unapix Entertainment, Inc. ..............................................................         95,700               418,688
                                                                                                                    ----------
                                                                                                                     3,180,067
                                                                                                                    ----------
Miscellaneous Consumer Services 0.6%
ACE Cash Express, Inc.* .................................................................         19,850               325,044
Children's Discovery Centers of America, Inc.* ..........................................         33,300               245,588
                                                                                                                    ----------
                                                                                                                       570,632
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                          15 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Printing/Publishing 0.4%
Tufco Technologies, Inc. ................................................................         45,100               372,075
                                                                                                                    ----------
Durables 4.7%
Aerospace 1.4%
Ducommun, Inc.* .........................................................................         16,200               603,450
ECC International Corp. .................................................................         58,300               233,200
Engineered Support Systems, Inc. ........................................................         22,300               423,700
                                                                                                                    ----------
                                                                                                                     1,260,350
                                                                                                                    ----------
Automobiles 1.0%
AirSensors, Inc.* .......................................................................         33,500               322,438
Hilite Industries, Inc.* ................................................................         38,200               224,425
Motorcar Parts & Accessories, Inc.* .....................................................         22,300               426,488
                                                                                                                    ----------
                                                                                                                       973,351
                                                                                                                    ----------
Construction/Agricultural Equipment 0.8%
Portec, Inc. ............................................................................         21,500               259,344
Terex Corp.* ............................................................................         20,300               438,988
                                                                                                                    ----------
                                                                                                                       698,332
                                                                                                                    ----------
Leasing Companies 0.3%
PLM International, Inc.* ................................................................         52,800               293,700
                                                                                                                    ----------
Telecommunications Equipment 0.7%
Comdial Corp.* ..........................................................................         31,400               247,275
TCI International, Inc.* ................................................................         58,000               300,875
Technical Communications, Inc.* .........................................................         18,100               131,225
                                                                                                                    ----------
                                                                                                                       679,375
                                                                                                                    ----------
Miscellaneous 0.5%
Fansteel, Inc. ..........................................................................         49,500               439,313
                                                                                                                    ----------
Manufacturing 13.3%
Chemicals 0.8%
AG Services of America, Inc.* ...........................................................         10,500               200,813
Aceto Corp. .............................................................................         28,700               513,013
                                                                                                                    ----------
                                                                                                                       713,826
                                                                                                                    ----------
Containers & Paper 0.4%
Applied Extrusion Technologies, Inc.* ...................................................         40,600               370,475
                                                                                                                    ----------
Electrical Products 1.4%
Bel Fuse, Inc.* .........................................................................         16,200               289,575
SL Industries, Inc. .....................................................................         40,300               413,075

    The accompanying notes are an integral part of the financial statements.


                          16 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sage Laboratories, Inc. .................................................................         15,300               214,200
Valley Forge Corp. ......................................................................         17,400               411,075
                                                                                                                    ----------
                                                                                                                     1,327,925
                                                                                                                    ----------
Industrial Specialty 7.1%
Ault, Inc.* .............................................................................         57,800               469,625
Badger Meter, Inc. ......................................................................         18,000               882,000
Binks Manufacturing Co. .................................................................          8,000               349,000
Ceradyne, Inc.* .........................................................................         30,000               193,125
Dynamic Materials Corp.* ................................................................         28,900               296,225
Foster (LB) Co. "A"* ....................................................................         60,100               308,013
Graham Corp.* ...........................................................................         18,500               338,781
Insteel Industries, Inc. ................................................................         59,000               438,813
Interlake Corp.* ........................................................................         77,300               439,644
Kinark Corp.* ...........................................................................         93,500               315,563
Met-Pro Corp. ...........................................................................         26,300               429,019
Rotonics Manufacturing, Inc. ............................................................        123,600               185,400
Sifco Industries, Inc. ..................................................................         25,400               490,538
Talley Industries, Inc.* ................................................................         32,400               295,650
Temtex Industries, Inc.* ................................................................         61,600               207,900
Tokheim Corp.* ..........................................................................         29,600               419,950
Trion, Inc. .............................................................................         42,700               189,481
Vitronics Corp.* ........................................................................        199,500               274,313
                                                                                                                    ----------
                                                                                                                     6,523,040
                                                                                                                    ----------
Machinery/Components/Controls 1.4%
Chicago Rivet & Machine Co.* ............................................................          8,900               559,588
Devlieg-Bullard, Inc.* ..................................................................         69,700               274,444
Farrel Corp.* ...........................................................................         57,900               180,938
Trans-Industries, Inc.* .................................................................         31,400               282,600
                                                                                                                    ----------
                                                                                                                     1,297,570
                                                                                                                    ----------
Office Equipment/Supplies 1.4%
Dixon Ticonderoga Co.* ..................................................................         27,500               378,125
Gradco Systems, Inc.* ...................................................................         40,300               292,175
TAB Products Co. ........................................................................         51,000               605,625
                                                                                                                    ----------
                                                                                                                     1,275,925
                                                                                                                    ----------
Specialty Chemicals 0.8%
Balchem Corp. "B" .......................................................................         23,600               342,200

    The accompanying notes are an integral part of the financial statements.


                          17 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Melamine Chemicals, Inc. ................................................................         23,500               367,188
                                                                                                                    ----------
                                                                                                                       709,388
                                                                                                                    ----------
Technology 7.8%
Computer Software 1.2%
Comnet Corp.* ...........................................................................         23,400               181,350
Data Systems & Software, Inc.* ..........................................................         80,100               490,613
FDP Corp. ...............................................................................          8,200                63,550
Scan Optics, Inc.* ......................................................................         43,400               379,750
                                                                                                                    ----------
                                                                                                                     1,115,263
                                                                                                                    ----------
Diverse Electronic Products 1.3%
Aseco Corp.* ............................................................................         23,700               413,269
Impact Systems, Inc. ....................................................................        153,900               250,088
SBS Technologies, Inc.* .................................................................         10,200               219,300
WPI Group, Inc.* ........................................................................         35,300               311,081
                                                                                                                    ----------
                                                                                                                     1,193,738
                                                                                                                    ----------
EDP Peripherals 1.1%
Bull Run Corp.* .........................................................................         71,100               168,863
Equitrac Corp.* .........................................................................         23,500               381,875
Interlink Electronics, Inc.* ............................................................         25,000               162,500
Printronix, Inc.* .......................................................................         18,400               310,500
                                                                                                                    ----------
                                                                                                                    1,023,738
                                                                                                                    ----------
Electronic Components/Distributors 2.0%
Alpha Technologies Group, Inc.* .........................................................         64,500               233,813
American Technical Ceramics Corp.* ......................................................         29,300               421,188
IEC Electronics Corp. (New)* ............................................................         33,200               676,450
Jaco Electronics, Inc.* .................................................................         33,400               248,413
MATEC Corp.* ............................................................................         23,100                98,175
Nu Horizons Electronics, Inc.* ..........................................................         27,300               214,988
                                                                                                                    ----------
                                                                                                                     1,893,027
                                                                                                                    ----------
Military Electronics 0.1%
Datron Systems, Inc.* ...................................................................          4,500                55,688
                                                                                                                    ----------
Precision Instruments 1.6%
DSP Technology, Inc.* ...................................................................         57,100               449,663
Instron Corp. ...........................................................................         29,300               487,113
Micrion Corp.* ..........................................................................         13,000               305,500

    The accompanying notes are an integral part of the financial statements.


                          18 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
O. I. Corporation* ......................................................................         56,900               259,606
                                                                                                                    ----------
                                                                                                                     1,501,882
                                                                                                                    ----------
Semiconductors 0.5%
Diodes, Inc.* ...........................................................................         33,000               424,875
                                                                                                                    ----------
Energy 3.0%
Oil & Gas Production 1.4%
Hallwood Energy Partners, L.P. ..........................................................         37,100               296,800
Key Production Co., Inc.* ...............................................................         57,400               688,800
Resource America, Inc. "A" ..............................................................          8,200               326,975
                                                                                                                    ----------
                                                                                                                     1,312,575
                                                                                                                    ----------
Oilfield Services/Equipment 1.6%
American Oilfield Divers, Inc.* .........................................................         35,700               673,838
Dawson Geophysical Co.* .................................................................         22,300               485,025
Industrial Holdings, Inc. ...............................................................         22,900               290,544
                                                                                                                    ----------
                                                                                                                     1,449,407
                                                                                                                    ----------
Metals & Minerals 2.1%
Steel & Metals
Bayou Steel Corp.* ......................................................................         81,900               409,500
Friedman Industries, Inc.* ..............................................................         49,525               458,106
NS Group, Inc.* .........................................................................         39,600             1,039,500
                                                                                                                    ----------
                                                                                                                     1,907,106
                                                                                                                    ----------
Construction 4.4%
Building Materials 0.7%
A.P. Green Industries, Inc. .............................................................         36,800               377,200
Genlyte Group, Inc.* ....................................................................         18,900               302,400
                                                                                                                    ----------
                                                                                                                       679,600
                                                                                                                    ----------
Building Products 0.8%
Baltek Corp.* ...........................................................................         38,300               344,700
Shelter Components Corp. ................................................................         26,900               363,150
                                                                                                                    ----------
                                                                                                                       707,850
                                                                                                                    ----------
Homebuilding 1.3%
Engle Homes, Inc. .......................................................................         32,400               453,600
Kit Manufacturing Company* ..............................................................         20,900               193,325
Lindal Cedar Homes, Inc.* ...............................................................         82,400               324,450
Starrett Corp. ..........................................................................         23,800               255,850
                                                                                                                    ----------
                                                                                                                     1,227,225
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                          19 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 1.6%
ACMAT Corp. "A"* ........................................................................         21,600               337,500
Instituform East, Inc.* .................................................................        129,900               308,513
MYR Group, Inc. .........................................................................         22,200               449,550
Turner Corp.* ...........................................................................         17,900               360,238
                                                                                                                    ----------
                                                                                                                     1,455,801
                                                                                                                    ----------
Transportation 2.4%
Air Freight 0.6%
Golden Eagle Group, Inc.* ...............................................................         60,300               143,213
Hudson General Corp. ....................................................................          9,400               373,650
                                                                                                                    ----------
                                                                                                                       516,863
                                                                                                                    ----------
Airlines 0.5%
Mercury Air Group, Inc. .................................................................         71,200               431,650
                                                                                                                    ----------
Railroads 0.3%
Providence & Worcester Railroad Co. .....................................................         20,500               269,063
                                                                                                                    ----------
Trucking 0.7%
MTL, Inc.* ..............................................................................         14,800               384,800
Morgan Group, Inc. "A" ..................................................................          2,900                28,275
Trism, Inc.* ............................................................................         64,900               275,825
                                                                                                                    ----------
                                                                                                                       688,900
                                                                                                                    ----------
Miscellaneous 0.3%
Travel Ports of America, Inc. ...........................................................         80,600               302,250
                                                                                                                    ----------
Utilities 1.8%
Electric Utilities 1.0%
Unitil Corp. ............................................................................         16,700               367,400
Upper Peninsular Energy Corp. ...........................................................         25,500               586,500
                                                                                                                    ----------
                                                                                                                       953,900
                                                                                                                    ----------
Natural Gas Distribution 0.0%
Roanoke Gas Co. .........................................................................          1,400                23,100
                                                                                                                    ----------
Water Supply 0.5%
Dominguez Services Corp. ................................................................          7,400               186,850
Southwest Water Co. .....................................................................         23,880               319,395
                                                                                                                    ----------
                                                                                                                       506,245
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                          20 -- SCUDDER MICRO CAP FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.3%
Florida Public Utilities Co. ............................................................         15,200               319,200
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $66,153,492)                                                                              84,845,636
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $73,582,881) (a)                                                         92,275,025
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $73,582,881. At August 31, 1997, net unrealized appreciation for all securities based on tax cost was $18,692,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,360,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,667,879.

    The accompanying notes are an integral part of the financial statements.


                          21 -- SCUDDER MICRO CAP FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of August 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $73,582,881) ...............       $  92,275,025
                 Cash ...............................................................             191,764
                 Receivable for Fund shares sold ....................................             914,315
                 Dividends and interest receivable ..................................              30,918
                 Receivable for investments sold ....................................             654,844
                 Deferred organization expenses .....................................              11,027
                 Other assets .......................................................                 497
                                                                                            ----------------
                 Total assets .......................................................          94,078,390
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................           2,197,675
                 Payable for Fund shares redeemed ...................................               4,623
                 Accrued management fee .............................................             105,023
                 Other payables and accrued expenses ................................             143,665
                                                                                            ----------------
                 Total liabilities ..................................................           2,450,986
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  91,627,404
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments .............................          18,692,144
                 Accumulated net realized gain ......................................             460,440
                 Paid-in capital ....................................................          72,474,820
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  91,627,404
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price (Note A) per share
                    ($91,627,404 / 5,463,768 outstanding shares of beneficial               ----------------
                    interest, $.01 par value, unlimited number of shares authorized)               $16.77
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                          22 -- SCUDDER MICRO CAP FUND

                             Statement of Operations
                           year ended August 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $374) ..................       $     570,118
                 Interest ...........................................................             175,836
                                                                                            -----------------
                                                                                                  745,954
                 Expenses:
                 Management fee .....................................................             362,087
                 Services to shareholders ...........................................             340,407
                 Custodian and accounting fees ......................................             149,135
                 Trustees' fees and expenses ........................................              47,880
                 Auditing ...........................................................              17,500
                 Registration fees ..................................................              66,733
                 Reports to shareholders ............................................              51,716
                 Legal ..............................................................               9,258
                 Amortization of organization expense ...............................               5,090
                 Other ..............................................................               5,304
                                                                                            -----------------
                 Total expenses before reductions ...................................           1,055,110
                 Expense reductions .................................................            (210,007)
                                                                                            -----------------
                 Expenses, net ......................................................             845,103
                ---------------------------------------------------------------------------------------------
                 Net investment loss                                                              (99,149)
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments .................................             562,960
                 Net unrealized appreciation during the period on investments .......          18,667,904
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           19,230,864
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  19,131,715
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          23 -- SCUDDER MICRO CAP FUND

                       Statements of Changes in Net Assets

                                                                                                  For the Period
                                                                                                  August 12, 1996
                                                                                     Year          (commencement
                                                                                     Ended              of
                                                                                  August 31,      operations) to
Increase (Decrease) in Net Assets                                                    1997         August 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) .................................    $   (99,149)      $     4,890
                 Net realized gain ............................................        562,960                --
                 Net unrealized appreciation on investment transactions
                    during the period .........................................     18,667,904            24,240
                                                                                ----------------  ----------------
                 Net increase in net assets resulting from operations .........     19,131,715            29,130
                                                                                ----------------  ----------------
                 Distributions to shareholders from net investment income .....        (39,615)               --
                                                                                ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................     70,826,488         7,839,168
                 Reinvestment of distributions ................................         37,143                --
                 Cost of shares redeemed ......................................     (6,227,396)           (4,097)
                 Redemption fees ..............................................         33,668                --
                                                                                ----------------  ----------------
                 Net increase in net assets from Fund share transactions ......     64,669,903         7,835,071
                                                                                ----------------  ----------------
                 Increase in net assets .......................................     83,762,003         7,864,201
                 Net assets at beginning of period ............................      7,865,401             1,200
                 Net assets at end of period (including undistributed net       ----------------  ----------------
                    investment income of $4,890 at August 31, 1996) ...........    $91,627,404       $ 7,865,401
                                                                                ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                 Increase in Fund shares
                 Shares outstanding at beginning of period ....................        651,850               100
                                                                                ----------------  ----------------
                 Shares sold ..................................................      5,254,231           652,092
                 Shares issued to shareholders in reinvestment of
                    distributions .............................................          2,884                --
                 Shares redeemed ..............................................       (445,197)             (342)
                                                                                ----------------  ----------------
                 Net increase in Fund shares ..................................      4,811,918           651,750
                                                                                ----------------  ----------------
                 Shares outstanding at end of period ..........................      5,463,768           651,850
                                                                                ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                          24 -- SCUDDER MICRO CAP FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                          Year Ended        For the Period
                                                                                          August 31,       August 12, 1996
                                                                                             1997          (commencement of
                                                                                                            operations) to
                                                                                                           August 31, 1996
------------------------------------------------------------------------------------------------------------------------------
                                                                                          ---------------------------------
Net asset value, beginning of period ............................................          $12.07             $12.00
                                                                                          ---------------------------------
Income from investment operations: ..............................................            (.03)               .01
Net investment income (loss)
Net realized and unrealized gain on investments .................................            4.74                .06
                                                                                          ---------------------------------
Total from investment operations ................................................            4.71                .07
                                                                                          ---------------------------------
Less distributions from net investment income ...................................            (.02)                --
Redemption fees .................................................................             .01                 --
                                                                                          ---------------------------------
Net asset value, end of period ..................................................          $16.77             $12.07
                                                                                          ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ............................................................           39.10(c)             .58(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................              92                  8
Ratio of operating expenses, net to average daily net assets (%) ................            1.75               1.75*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ...................................................................            2.19              22.06*
Ratio of net investment income (loss) to average daily net assets (%) ...........            (.21)              2.58*
Portfolio turnover rate (%) .....................................................           17.13               None
Average commission rate paid ....................................................          $.0318             $.0323

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
 *  Annualized
 ** Not annualized


                          25 -- SCUDDER MICRO CAP FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Due to investment considerations, it is presently intended that the Fund will close to new individual investors when total assets of the Fund reach $100 million. It is anticipated that current individual shareholders of the Fund will be able to continue to invest in the Fund after it reaches $100 million in total assets. Further, the Fund will remain open to investment through qualified retirement plans. If the Fund closes at $100 million in total assets as currently expected, the Trustees may determine to reopen the Fund at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.


                          26 -- SCUDDER MICRO CAP FUND

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended August 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $69,080,686 and $7,861,795, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended August 31, 1997, the Adviser did not impose a portion of its management fee amounting to $210,007, and the fee imposed amounted to $152,080.


                          27 -- SCUDDER MICRO CAP FUND

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1997, the amount charged to the Fund by SSC aggregated $251,988, of which $26,114 is unpaid at August 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 1997, the amount charged to the Fund by STC aggregated $13,747, of which $1,589 is unpaid at August 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1997, the amount charged to the Fund by SFAC aggregated $84,245, of which $6,261 is unpaid at August 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $23,545.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended August 31, 1997 the Trustee fees and expenses aggregated $47,880.

                               D. Subsequent Event

Due to investment considerations, effective at the close of business on September 22, 1997, the Fund suspended the sale of its shares to new individual investors. After the close of business on September 22, 1997, shares of the Fund are available for purchase by existing shareholders of the Fund. The Fund remains open for investment through certain group retirement plans. The Fund's Trustees may reopen the Fund at some point in the future.


                          28 -- SCUDDER MICRO CAP FUND

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Micro Cap Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Micro Cap Fund, including the investment portfolio, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended, and the period August 12, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Micro Cap Fund as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and the period August 12, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
October 2, 1997


                          29 -- SCUDDER MICRO CAP FUND

                                    This Page
                                  intentionally
                                   left blank.



                           30 - SCUDDER MICRO CAP FUND

                           31 - SCUDDER MICRO CAP FUND

                             Officers and Trustees

Daniel Pierce*
President and Trustee


Paul Bancroft III
Trustee; Venture Capitalist and Consultant


William T. Burgin*
Trustee, General Partner, Bessemer Venture Partners


Thomas J. Devine
Trustee; Consultant


Keith R. Fox
Trustee; Private Equity Investor, Exeter Capital Management Corporation


David S. Lee*
Trustee and Vice President


Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Roy C. McKay*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

                        *Scudder, Stevens & Clark, Inc.

                             32 - SCUDDER MICRO CAP FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                             33 - SCUDDER MICRO CAP FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             34 - SCUDDER MICRO CAP FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                             35 - SCUDDER MICRO CAP FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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